SUPPLEMENT DATED DECEMBER 30, 2009 TO THE
FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2009

The changes described below are effective January 1, 2010.

1.	The first paragraph under the subheading “Potential Conflicts of Interests in Distribution Arrangements” on page II-27 is deleted in its entirety and replaced with the following:

The principal underwriter of the First Investors Funds does not permit its sales representatives to recommend Class B shares to their clients.  Class B shares may only be sold by FIC representatives on an unsolicited basis. This policy applies to sales by FIC representatives of Class B shares of all fund companies that offer such shares, including First Investors Funds.  The principal underwriter’s policy is designed to address regulatory concerns that certain investors who purchase Class B shares may not be aware that they are, directly or indirectly through a Rule 12b-1 distribution fee, paying a sales charge and that sales representatives may have potential conflicts of interest if they have a choice of whether to recommend Class A or Class B shares.

IFSAI1209